October 2015 PRABHAVATHI FERNANDES, PhD President and CEO Developing Well-Differentiated Antibiotics CORPORATE PRESENTATION Exhibit 99.1

Forward Looking Statement This presentation contains forward-looking statements regarding future events. These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, sources of funding, timing, regulatory review and results of our studies and clinical trials and those of our strategic partners; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our ability to commercialize and launch whether on our own or with a strategic partner any product that receives regulatory approval; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; our ability to compete in our industry; innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

TAKSTA FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Oral NON-ANTIBIOTIC MACROLIDE Diabetic Gastroparesis and GERD Cempra’s Late Stage Portfolio PRODUCT CANDIDATE INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 SOLITHROMYCIN Community Acquired Bacterial Pneumonia (CABP) Oral Completed* IV-to-Oral* Pediatric: Capsule/Suspension/IV Biodefense Use Oral/Suspension Urethritis/Gonorrhea Oral Anti-Inflammatory/NASH Oral Anti-Inflammatory/COPD Oral NDA /MAA submission Planned NDA /MAA submission Planned * Results from both studies to be combined for the planned NDA

Large Macrolide Market Opportunity US COMMUNITY ANTIBIOTIC RXs Total = 264 M in 2013a Macrolides (62M) Other Antibacterials (28M) Tetracyclines/ Aminoglycosides (21M) Fluoroquinolones (36M) Cephalosporins (39M) Beta-lactams (79M) Source:a IMS Health (Retail) AMR Hospital Data (Inpatient) b 2013 IMS New Prescription Audit Leading Macrolide 51M Rx’s in US in 2013b Most Widely Prescribed Treatment for CABP / RTIs (Respiratory Tract Infections): Broad Spectrum of Activity Good Safety Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity >60% OF RTI MARKET Azithromycin

Community Acquired Bacterial Pneumonia: Prevalent, Deadly and Growing Prevalent and Deadly Growing Appropriate Empiric Therapy Critical for Positive Outcomes Multiple Pathogens (Pneumococcus Most Frequent) 1 Freeman, MK. CABP: A Primer for Pharmacists: US Pharmacist July 1, 2013 2 Xu, et al. Deaths: Final Data for 2007. Natl Vital Stat Rep. 2010;58:1-51. 3 Source: 2011 HCUP, ARHQ.gov 5-10M Cases Annually 1.1M Patients Hospitalized #1 Cause of Death from an Infection 1 More Deaths from Pneumococcal Infections in US than Breast or Prostate Cancer 2 Affects Young Children and the Old Disproportionately HOSPITAL DISCHARGES FOR PNEUMONIA 3

IDSA / ATS CABP Guidelines Healthy Outpatient Outpatient at Risk of DRSP* Inpatient Non-ICU Inpatient ICU† Macrolide Or Doxycycline Respiratory Fluoroquinolone Or Beta-lactam plus Macrolide Beta-lactam‡ plus Macrolide Or Respiratory Fluoroquinolone Or Tigecycline Beta-lactam plus Azithromycin Or Beta-lactam plus Fluoroquinolone * Drug Resistant S. pneumoniae - Recent antimicrobials; comorbidities; Includes healthy patients in regions with high rates of macrolide resistance †Treatment of Pseudomonas or MRSA is the main reason to modify standard therapy for ICU ‡ Ceftriaxone, cefotaxime, amp/sulbactam, ertapenem, ceftaroline (from CMS list) Mandell L, et al. Clin Infect Dis. 2007;44(Suppl 2):S27-S72; CMS list of antimicrobials.

Resistance Drives Need for New Macrolide * Morrissey, I. ECCMID 2014. Abstr. P1584 ***Jones, RN.DMID 2013; 75:107-109. ** Kim,SH , AAC, 2012 , 56: 1418-1426 % Resistance AZITHROMYCIN SOLITHROMYCIN* MIC 90% (µg/mL) >1 >1 >1 0.06 0.25 0.5 China** 96.4%

2 Primary Options Cephalosporin (e.g. Ceftriaxone) Macrolide (e.g. Azithromycin) Fluoroquinolone (e.g., Levofloxacin, Moxifloxacin) 2 1 Current CABP Therapies Have Use-Limiting Formulations and Safety Issues IDSA / ATS Recommends Broad Spectrum, Empiric Coverage 1 Freeman, MK. US Pharmacist. July 1, 2013 2 Magill, SS. And CDC and Emory Authors. NEJM 2014. 1198-1208, 2014 Requires IV Ceftriaxone AND Hospitalization No Oral Switch Therapy Replacement Treatment Failures from Resistant Strain Selection Kill Bowel Flora – Increased frequency of C. difficile Colitis Tendonitis, Achilles Tendon Rupture, Hepatotoxicity and Peripheral Neuritis, Retinal Detachment Not Approved for Use in Pediatrics No Longer Used in Several Countries NO ORAL OPTION SAFETY CONCERNS Issues Hospitalization Issues 23% Hospitalized CABP Mortality Rate 1 Hospital-Acquired Infections Costs and Hazards 2

AZ and Levo comprise majority of retail CABP Rx Source: 2013 IMS NPA and NDTI 2009 2010 2011 2012 2013 Scripts (MM) 8.3 8.7 8.5 9.5 9.5 Historical CABP Script Performance Retail Product Detail 2013

Hospital Drug Usage by Days of Therapy Combo Therapy AZ, Ceft or Monotherapy Levo Source: AMR Days of Therapy, 2H 2011 – 1H 2013 CABP Antibiotic Days of Therapy Use The US CABP hospital market is dominated by a few major players Ceftriaxone, Azithromycin, Levofloxacin and Zosyn make up ~65-70% of the CAPB hospital days of therapy

Levofloxacin Indicated Product Uses The majority of Levofloxacin uses are for CABP, bronchitis and sinusitis; use for these three indications have grown over the past 5 years Diagnosis 2009 2010 2011 2012 2013 CABP 16.0% 18.5% 21.7% 25.0% 25.1% Bronchitis 16.7% 16.7% 15.5% 17.2% 21.2% Sinusitis 10.6% 13.8% 12.7% 13.6% 12.9% Urinary Tract Infection (Unspec. Site) 13.2% 10.2% 10.4% 7.9% 8.0% Chronic Airway Obstruction 2.4% 2.6% 1.9% 3.4% 3.0% Post Op Surgical Exam 4.6% 3.7% 4.9% 3.8% 2.8% Acute Upper Respiratory Infection (Unspec. Site) 3.1% 2.7% 2.8% 2.8% 2.6% Diverticulitis Large Intestine 3.2% 2.0% 3.7% 2.3% 2.3% All Others 30.2% 29.8% 26.4% 24.0% 22.1% Historical Levofloxacin Product Use by Indication 2013 Levofloxacin Product Use by Indication Source: 2013 IMS NPA, NDTI

Respiratory Tract Infections (Including CABP) Broad Hospital and Community RTI Indications for Macrolides Days of Therapy (2013) a ~29M Days ~6M Days ~420k Days HOSPITAL Rxs Written (2013) ~34M ~28M ~13M ~10M ~28M COMMUNITY 100M+ Rxs (10x Hospital Volume) #1 RTI for Hospital Days Treatment Failure from Resistance to Generic Antibioticsb Hospitalizations a AMR Hospital Data, IMS NPA and NDTI b Reynolds et al. Antimicrobial Resistance and Infection Control, 2014: 3:16

Solithromycin: 4th Generation Macrolide - The First Fluoroketolide ERYTHROMYCIN CLARITHROMYCIN AZITHROMYCIN Currently Approved Macrolides = 3 Changes Made to Make Solithromycin SOLITHROMYCIN Interacts with Bacterial Ribosome at Three Sites – Resistance Rare and Could Only Occur If Mutations Occur at Three Distinct Sites

Solithromycin – Spectrum of Activity That Addresses CABP Pathogens GRAM ORGANISMS SOLITHROMYCIN AZITHROMYCIN CEFTRIAXONE LEVOFLOXACIN or MOXIFLOXACIN Positive Streptococcus pneumoniae P O P P Negative Haemophilus influenzae P P P P Positive Staphylococcus aureus P O P P Atypical Legionella pneumophila P P O P Atypical Mycoplasma pneumoniae P P/ O O P Atypical Chlamydophila pneumoniae P P O P Solithromycin Has Class-Leading Potency and Spectrum In Vitro Against CABP Pathogens Azithromycin Monotherapy not used to Treat Moderate to Severe Pneumonia – Potency, Spectrum and Resistance Allow Use Only in Simpler Infections or Add-On To Ceftriaxone

Results Solitaire Phase 3 Trials

Solithromycin - SOLITAIRE Phase 3 CABP Trials SOLITAIRE Blinded, Randomized 1:1, Global Soli = 5 days; Avelox = 7 days TRIAL DESIGN Blinded, Randomized 1:1, Global 7 Days dosing: IV or IV-to-Oral Avelox (Moxifloxacin) COMPARATOR Avelox (Moxifloxacin) 860 PATIENTS (n) 863 Early Response ITT (Non-Inferiority) PRIMARY ENDPOINT Early Response ITT (Non-Inferiority) Microbial ITT; Safety; SFU SECONDARY ENDPOINT Microbial ITT; Safety; SFU Top-Line Data Announced Jan 2015 STATUS Top-Line Data Announced Oct 2015 FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Oral IV-to-Oral 1 2 SOLITAIRE-IV SOLITAIRE-ORAL 1H 2016 NDA /EMA submissions complete

Population SOLITHROMYCIN MOXIFLOXACIN Favors Moxifloxacin Favors Solithromycin Success Rate % Success Rate % Delta (CI) ECR-ITT  78.2 (333/426) 77.9 (338/434) +0.24 (-5.5, 6.1) ECR-PORT III/IV 75.9 (176/235) 74.98 (178/226) +1.04 (-7.6, 9.7) ECR- Age 65-74 75.3 (70/93) 73.0 (54/74) +2.30 (-12.3, 16.9) ECR- Age ≥ 75 83.9 (52/62) 69.8 (44/63) +14.03 (-2.1, 30.2) Solitaire-Oral Phase 3 Trial: ECR-ITT Results Sub-Grouped To Demonstrate Efficacy in Older Age Groups -12 -10 -8 -6 -4 -2 0 2 4 6 8 10 12 Treatment difference

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI ECR – ITT Population (1o objective) 79.3 79.7 -0.46 (-6.1, 5.2) ECR – mITT* Pooled P3 Studies (Co-1o objective) 77.2 78.9 -1.70 (-7.4, 4.2) Solitaire-IV Phase 3 Trial: Non-Inferiority for All FDA Primary Objectives Demonstrated * mITT: microbiological ITT population, comprised of those patients in ITT population, in whom a pathogen was identified Population SOLITHROMYCIN Success Rate % MOXIFLOXACIN Success Rate % Difference 95% CI ECR – mITT* (2o objective) 80.3 79.1 1.26 (-8.1, 10.6)

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI ECR - ITT 79.3 79.7 -0.46 (-6.1, 5.2) ECR - PORT II 83.0 78.1 4.89 (-7.0, 16.8) ECR - PORT III/IV 78.0 80.2 -2.13 (-8.6, 4.4) ECR - < age 65 79.7 81.0 -1.36 (-8.9, 6.2) ECR - ≥ age 65 78.7 78.2 0.55 (-8.2, 9.3) Solitaire-IV Phase 3 Trial Primary Objective (ECR-ITT) Sub Group Analyses (by PORT, Age)

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI SFU - ITT 84.6 88.6 -4.02 (-8.8, 0.8) SFU-ITT - PORT III/IV * 85.7 88.0 -2.32 (-7.8, 3.1) * EMA Primary Objective, and non-inferiority was demonstrated Solitaire-IV Phase 3 Trial: Secondary FDA Objective, Success at SFU in All Patients (PORT II-IV), with Sub Group Analyses

Population SOLITHROMYCIN MOXIFLOXACIN Success Rate % Success Rate % Difference 95% CI SFU - CE 86.4 92.8 -6.32 (-10.8, -1.8) SFU-CE, PORT III/IV * 87.1 92.3 -5.19 (-10.4, 0.0) * Success at SFU in the PORT III/IV CE Population is an EMA Primary Objective, and non-inferiority was not demonstrated SFU-CE, All PORT (FDA) Censor 5 patients with Study Drug Interruption 87.6 92.8 -5.2 (-9.6, -0.08) SFU-CE, PORT III/IV (EMA) Scores, Censor 3 patients with Study Drug Interruption* 88.0 92.3 -4.3 (-9.4, 0.008) * Success at SFU in the PORT III/IV CE Population in solithromycin patients is NI to moxifloxacin, to show if five patients with study drug interruption are censored in a modified-CE-SFU Population Solitaire-IV Phase 3 Trial: Secondary FDA Objective, Success at SFU in CE Population, and by PORT II vs III/IV

Population SOLITAIRE-IV SOLITAIRE-Oral Success Rate % Success Rate % SFU-ITT (All PORTs) 84.6 84.5 SFU-ITT PORT II 81.1 85.9 SFU-ITT PORT III/IV 85.7 83.1 SFU-CE (All PORTs) 86.4 88.1 SFU-CE PORT II 84.4 88.4 SFU-CE PORT III/IV 87.1 87.8 Comparable Efficacy Rates in SOLITAIRE-IV and SOLITAIRE-Oral

Current Oral/IV CABP Treatments Macrolide (Azithromycin) – Preferred* Spectrum targeted to respiratory pathogens Excellent Tissue / Intracellular Distribution Anti-Inflammatory Activity Good Safety Not known to cause C. difficile colitis Fluoroquinolone – Not Preferred Effective but spectrum is too broad – kills intestinal bacteria Causes C. difficile colitis Tendonitis, Achilles Tendon Rupture QT – cardiac effects- moxifloxacin Retinal Detachment Not Approved for Use in Pediatrics No longer used for CABP in UK, Australia Azithromycin- resistance has driven the use of fluoroquinolones * But not used in monotherapy to treat moderate to severe pneumonia

Solitaire Trials: Treatment Emergent ALTs Solitaire – IV to Oral Solithromycin (N=432) Moxifloxacin (N=426) ALTs Grade 3 8.2% 3.4% Grade 4 0.7% 0.5% Solitaire – Oral Solithromycin (N=424) Moxifloxacin (N=432) ALTs Grade 3 4.6% 2.1% Grade 4 0.5% 1.2% Above observed solithromycin ALTs elevations were asymptomatic and reversible No patient had solithromycin associated concomitant ALT and bilirubin increases- No patient met Hy’s law criteria Most antibiotics can cause ALT increases Dalbavancin (NDA 3/2014) ALT 3X ULN : 4.0% ALT 5X ULN : 0.9% ALT 10X ULN: 0.5% Ceftriaxone (Commonly used IV drug in CABP) ALT >3X ULN: 3.1% (From the Teflaro CABP NDA) Macrolide class effect on ALT: Azithromycin IV label: 4-6% ALT increases + 1-3% bilirubin increase

    Solithromycin (n=432) Moxifloxacin (n=426) Any Treatment-Emergent Adverse Event (TEAE)* 51.6% 34.7% The increased TEAE incidence in solithromycin recipients was primarily due to ~ 20% infusion site adverse events, consisting primarily of mild/moderate pain, rash. Any Serious Adverse Event (SAE) 6.9% 5.4% 53 patients had SAEs reported, 50 were not related to study drugs, only 2 were considered related to solithromycin and 1 to moxifloxacin – all allergy related Premature Discontinuation of Study Drug due to AEs 4.6% 3.8% Infusion-related AEs 2.1% 0.2% Other AEs 2.5% 3.6%* Deaths 1.2% 1.6% Solitaire-IV Phase 3 Trial: Safety Outcomes * Cardiac adverse events and allergies were more common with moxifloxacin – a known QT positive drug

    Solithromycin 400 mg QD (800 mg first oral dosing day) (n=432) Moxifloxacin 400 mg QD (n=426) Diarrhea * 4.4% 5.9% Headache 3.5% 4.2% Nausea 3.2% 1.6% Hypokalemia 2.5% 2.1% Dizziness 2.5% 1.2% Insomnia 2.1% 1.2% Hypertension 1.2% 2.1% Solitaire-IV Phase 3 Trial: Non-infusion-related Treatment Emergent Adverse Events (>2%) * Not included in the diarrhea definition is 1 patient with C. difficile associated diarrhea, who received moxifloxacin ( 2 patients on moxifloxacin in the Oral study also had C. difficile colitis)

Solithromycin: 433 Patients received 1618 infusions of solithromycin IV Moxifloxacin: 425 Patients received 1697 infusions of moxifloxacin IV 95 (22%) solithromycin patients received 7 days of IV doses and 181 (42%) received 4 or more infusions Comparable Number of IV Infusions for Soli and Moxi In the US most CABP patients receive only 1- 3 days of IV antibiotic

Infusion site AE’s were reported in 242 out of 1618 total solithromycin infusions - 15 % rate Reported AE score: 12.6 % reported as mild 2.0 % reported as moderate 0.4 % reported as severe Infusion Pain Is a Macrolide Class Effect Azithromycin, older macrolides and many injectable antibiotics are associated with infusion site reaction Out of 9 drop outs: Four were PORT 2, had only 1 infusion and reported one mild reaction before discontinuing (who will be more likely to be treated orally), and 1 patient had 2 infusions.

Accepted Macrolide Class Effects Clinical effect Azithromycin (from package insert) Solithromycin (from clinical studies) ALT (liver enzymes) Yes Yes QT Yes No Tinnitus Yes No Pain on injection Yes Yes GI effects Yes Yes Solithromycin is a macrolide like azithromycin and has all the beneficial effects of a macrolide AND has activity against resistant strains Solithromycin is a macrolide and has some side effects common to all macrolides

Oral - FDA and EMA Primary and Secondary Objectives and Endpoints Were Met IV - Primary and Secondary Objectives and Endpoints were met, except: One endpoint, secondary for the FDA and co-primary for the EMA The CE Endpoint was a narrow miss of a - 0.4% CI margin (EMA) that we believe can be explained by a study drug distribution problem that occurred early in the trial Solitaire NDA and EMA Submissions: Conclusion We believe we have a strong data package for submission to the FDA and the EMA for Solithromycin Oral and IV formulations for CABP This is the first antibiotic that has been shown to be non-inferior to a fluoroquinolone in CABP Rolling NDA - Fast Track and Priority review designations received from FDA NDA and EMA submissions to be completed by the end of 1H 2016

Solithromycin Phase 3 Trial: Gonorrhea TRIAL DESIGN Single Dose of Solithromycin (1000 mg Oral) COMPARATOR Ceftriaxone 500 mg Intramuscular Injection + Azithromycin 1000 mg Oral PATIENTS (n) 300 Patients with Gonorrhea (with or without Chlamydia) PRIMARY ENDPOINT Culture Negative at 7 Days (TOC) SECONDARY ENDPOINT Eradication of Gonorrhea and Chlamydia, and Safety and Tolerability STATUS NDA Expected to Be Submitted After CABP NDA INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Urethritis / Gonorrhea Oral BACKGROUND / RATIONALE Gonorrhea: World’s 2nd Most Common Communicable Disease: 800K US; 500M Globally/Year Drug Resistant Gonorrhea Considered Urgent Public Health Issue: CDC “Emergency Need” Current Intramuscular-Only Treatment Precludes “Brown Bag” Treatment of Partners Solithromycin Was 100% Effective in All Culture-Proven Cases of Gonorrhea in a Phase 2 Trial 1 Unemo, M. Antimicrob. Agents Chemother 2012, 56: 1273-1280

Solithromycin May Have Potential In a Broad Range of Indications Special Populations BARDA Funded Biodefense BARDA Funded Sexually Transmitted Diseases GI & Others Ophthalmic CABP Primary Indication RESPIRATORY TRACT INFECTIONS (RTI) Hospital-Acquired Pneumonia, Simple RTIs, Pharyngitis, Sinusitis, Bronchitis, Acute Exacerbation of Chronic Bronchitis (AECB) ANTIBACTERIAL AND ANTI-INFLAMMATORY COPD, Cystic Fibrosis, Panbronchiolitis, NASH PEDIATRICS AND PREGNANCY No Pediatric Drug with Broad Potential in Development Infections in Pregnancy – Neonatal Sepsis Infections in Utero – Premature, Cerebral Palsy, Autism MULTIPLE UNIDENTIFIED PATHOGENS Anthrax, Tularemia GENITAL INFECTIONS (GONORRHEA AND CHLAMYDIA) Major Public Health Crisis – Multi Drug Resistance, No Oral Therapy OTHER INFECTIONS Helicobacter Gastritis, Tick and Insect Borne Diseases etc.

First antibiotic in over 2 decades being developed for use as a suspension, capsules and intravenous formulation Clinical development for Pediatric Use Enrollment in Phase 1b is proceeding well. Ages 0-17 being enrolled Phase 2/3 – pivotal trial is expected to initiate in 2016 – Mostly BARDA funded ~ 55MM pediatric antibiotic prescriptions annually in the US for all indications* ~ 23% were for azithromycin* Source: http://pediatrics.aappublications.org/content/130/1/23.full.pdf+html

Chronic Obstructive Pulmonary Disease (COPD) COPD is a leading cause of morbidity and mortality in the USA - requiring chronic therapy and acute exacerbations lead to frequent hospitalizations ~13 MM US adults are diagnosed with COPD*; and 10MM chronic bronchitis* Most guidelines recommend antibiotic regimens for moderate to severe exacerbations likely caused by bacterial infection. Macrolides are used chronically in COPD for Anti-inflammatory Effects (Alberts and COPD network. NEJM Azithromycin for prevention of exacerbation of COPD: NEJM 2011, 365: 189-698) ; *American Lung Association fact Sheet, May 2014. ** Global Initiative for Chronic Obstructive Lung Disease . Global strategy for diagnosis, management, and prevention of COPD (http://www.goldcopd.org/guidelines-global-strategy-for -diagnosis-management.html). Solithromycin has strong anti-inflammatory activity in addition to antibacterial properties In the Solitaire Oral Phase3 trial, Solithromycin demonstrated greatest efficacy relative to Moxifloxacin in the elderly and among patients with history of COPD or asthma Phase 2 study in COPD initiated - 3Q 2015

Plans for Solithromycin Commercialization PRE- LAUNCH Disease Awareness Campaign Profile Key Accounts and Influencers Segmentation to Prioritize Opportunity Medical Education Continue to Build Brand Awareness Promotional Campaign Aligned to New Indications Expanded Physician Specialty Reach EXPANDED RTIs and OTHER INDICATIONS Partnerships / Direct to: ER Docs / Hospitalists / Pulmonologists ID Specialists Pharmacists GPs in Urgent Care Targeted Sales Team Can Address High Volume Prescribers Hospital and Managed Care Formulary Plans Med Ed Campaign CABP LAUNCH

Regional US Macrolide Resistance of S. pneumoniae http://www.cddep.org/projects/resistance_map/macrolide_resistant_Streptococcus_pneumoniae By 2010, the entire eastern half of the country reported macrolide resistance levels over or very close to 50% NEW ENGLAND 47% SOUTH ATLANTIC 52% MID ATLANTIC 51% EAST NORTH CENTRAL 50% EAST SOUTH CENTRAL 44% WEST SOUTH CENTRAL 49% PACIFIC 30% MOUNTAIN 41% WEST NORTH CENTRAL 52% % Resistance

Physicians See Significant Value in Solithromycin’s Target Profile Source: Trinity quantitative market research with n=40 IDs and n=40 PCPs Solithromycin’s Improvement over Currently Available Products for CABP Solithromycin’s Usefulness for Treating CABP

A very small group (4%) writes a disproportionate share of AZ and LEVO CABP prescriptions (40%) 4% of Prescribers (34,927) Out of a total of 803,717 40% of AZ/LEVO CABP TRxs PRESCRIBE SOURCE: IMS Deciler Prescriber Level Data, Time Period: Moving Annual Total (MAT) FEB 2015. Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

AZ and LEVO CABP prescribers by decile Distribution of Prescribers by Decile 10,865 34,927 78,007 160,755 20% 40% 60% 80% 4% of prescribers (35k) write 40% of azithromycin and levofloxacin CABP volume % of Rx # of Prescribers SOURCE: IMS Deciler Prescriber Level Data, Time Period: MAT FEB 2015. Market Definition: Azithromycin and Levofloxacin. Excluded Specialties: Gastroenterology, Urology, Dentistry, Pediatrics, Obstetrics, Gynecology.

Emergency Department Data Source: HCUP (2012); Note: data likely does not capture 24-hour freestanding urgent care centers Pneumonia & Influenza Acute Respiratory Infections Total ED Visits 3.7MM 10.0MM ED Visits with Admission 2.1MM (56%) 0.5MM (5%) ED Discharges 1.6MM (44%) 9.6MM (95%) In 2012, there were 3.7MM Pneumonia & Influenza and 10MM Acute Respiratory Infection ED visits; About half of pneumonia & influenza visits to the ED were admitted, whereas the vast majority of non-pneumonia visits were discharged home Source: HCUP (2012); Note: data likely does not capture 24-hour freestanding urgent care centers

Cempra Believes It Can Successfully Launch Solithromycin There is a recognized urgent need for a new antibiotic with solithromycin’s profile IV/PO formulations allow for inpatient and, importantly, outpatient focus at launch A select group of providers write a disproportionate share of AZ and LEVO CABP prescriptions Solithromycin is not a chronic PPI, statin, blood thinner, or diabetes medication that requires thousands of sales representatives Acute CABP prescriptions are not actively managed by 3rd party payors Cempra window to own 100% share of voice of the branded antibiotic CABP market is a unique opportunity

Pricing \ Price will be decided based on the projected market penetration and the profile of IV and oral products Based on previous product launches in the CABP category we expect the price to be in the hundreds of dollars and not in the thousands There has been general acceptance of this strategy by Advisory boards with key Payors Using this strategy we expect to be a favorable formulary tier with reasonable patient co-pays Targeted to get utilization of the CABP prescriptions of levofloxacin and azithromycin and COPD, CF and other patients who truly need an antibiotic Oral capsules IV vials Pediatric suspension (later) With data from 2 Phase 3 trials we are finalizing the Target Product Profile

To be Available in ALL DOSE FORMULATIONS IV, Oral, Suspension v ALL AGES Newborn Through Geriatric v MONOTHERAPY Good Stewardship v MANY INDICATIONS Affecting MANY PATIENTS Community and Hospital v Solithromycin: Potential Makings of a Successful Antibiotic SAFE and EFFECTIVE

Broad IP Protection with Long Patent Runway Polymorph Patent to 2032 New Chemical Entity (NCE) to 2025 Patent Term Extensions for CABP (Primary Indication) will be Requested SOLITHROMYCIN

An ORAL Antibiotic for MRSA Infections Being Developed for CHRONIC Use in Bone and Joint Infections in the U.S. Taksta™ (Fusidic Acid) INDICATION FORMULATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 TAKSTA FUSIDIC ACID Chronic Bone and Joint Infections Oral ABSSSI Oral

Taksta Highlights What is Taksta? Cempra’s Proprietary Fusidic Acid Dosing Regimen 40 Years of Safety and Efficacy in Acute and Chronic Oral Use in Staph Infections (Including MRSA) Ex-U.S. Unique Structure, No Known Cross Resistance with Any Other Antibiotic CLINICAL TRIALS Well Tolerated in ABSSSI Phase 2 Study; No Resistance Observed Phase 2 PJI Study Data Reported Phase 3 study for ABSSI and exploratory refractory BJI study – Expected to initiate at least one study by EOY 2015 REGULATORY QIDP granted – Exclusivity and priority review Orphan Drug Designation for PJI Granted by FDA (Oct. 2013) We will apply for Orphan designation for refractory BJI

Significant Need for Refractory Bone and Joint Infection (BJI) Treatment Life Science Intelligence market research report. U.S. Markets for Large Replacement Technologies in 2012. March, 2012. Life Science Intelligence market research report. U.S. Markets for Small Joint Implants and Hardware for the Extremities. January, 2012. Del Pozo J.L. & Patel R. NEJM 361: 787794, 2009 Total Joint and Hardware Procedures – 3,286,000/Year 1, 2 200,000 Hip Replacements; 550,000 Knee Replacements in 2007 3 1% of Hips and 2% of Knees Develop PJI’s 3 Potential Use in Osteomyelitis, Septic Arthritis, and Diabetic Foot Osteosarcoma Patient Scheduled for Amputation After All Other IV and Oral Antibiotics Failed Oral Taksta Showed Significant Healing After 2 Weeks Drug Well-Tolerated for Many Years BEFORE AFTER (2 Weeks) The Need TakstaTM Compassionate Use

Strong IP Protection with Long Patent Runway Loading Dose Patent to 2029 (Plus Patent Term Extensions) 12 Years of Statutory Protections Possible (7 yrs Orphan Drug + 5 yrs GAIN) CEMPRA’S LOADING DOSE Concentration (mg/L) 0 25 50 75 100 125 150 0 24 48 72 96 120 Time (hrs) European Dosing EU Dose 500 mg dose Cempra dose 1200 mg Q12h Day followed by 600 mg Q12h TAKSTA

Projected Milestones 2015 4Q 15: Initiate rolling submission for Solithromycin NDAs 4Q 15: Complete enrollment of Solitaire-U trial for gonorrhea 4Q 15: Initiate Phase 3 ABSSSI trial for Taksta 4Q 15: Initiate exploratory trial for refractory BJI with Taksta 2016 1Q 16: Initiate global Phase 2/3 Pediatrics pivotal trial - mostly BARDA funding 1H 16: Complete Phase 1b - Pediatrics. All formulations 1H 16: Complete NDA submissions to FDA for Solithromycin Oral capsules and IV formulation 1H 16: Complete MAA submissions MAA to EMA for Solithromycin Oral capsules and IV formulation EOY 16: Complete enrollment in Phase 2 NASH Trial EOY 16: Complete enrollment in Phase 2 COPD Trial

Finance CASH AND EQUIVALENTS 9/30/15 $182.0M LONG-TERM DEBT 9/30/15 $19.7M SHARES OUTSTANDING 9/30/15 44.0M

Proven Management Team Prabhavathi Fernandes, PhD President & CEO Azactam (Aztreonam) Biaxin (Clarithromycin) Dificid (Fidaxomicin) Mark Hahn, CPA CFO IPO and M&A Athenix-Bayer CropScience Charles & Colvard (CTHR) E&Y David Moore, MBA CCO Levaquin (Levofloxacin) Topamax (Topiramate) Ultram (Tramadol) Nucynta (Tapentadol) Gary Horwith, MD EVP Regulatory S. aureus vaccine Abelcet (Amphotericin B) David Oldach, MD Chief Medical Officer Viread (Tenofovir) Combinations Against HCV David Pereira, PhD SVP Chemistry Injectable Penicillins Dobutamine HCI Injection Ranitidine Injection

Additional Information

Characteristics of Solithromycin Summarized Relative to Published Azithromycin Data ACTIVITY 4-16 Fold More Potent in vitro Active Against Azithromycin-resistant Strains Bactericidal for Many Pneumococcus Stronger Anti-inflammatory Effects PK Best Oral Bioavailability No Trailing Blood Levels Better Intracellular Activity Better Amniotic Fluid and Fetus Exposure DRUG STABILITY More Stable – No Cladinose in Solithromycin Ready to Use IV Bags in Development Ophthalmic Solutions Stable TOLERABILITY / SAFETY & EFFICACY Better Tolerated (Less Nausea) Safer – Negative QT, no Tinnitus. Monotherapy Solithromycin Is Being Developed as Oral Capsules, Pediatric Oral Suspension and Intravenous Formulations

Telithromycin (Ketek): Proposed mechanism for its side-effects Biology Reflects Chemistry Telithromycin Telithromycin inhibits receptors required for visual accommodation, muscle function and hepatic protection while solithromycin does not inhibit these receptors significantly Bertrand, D. AAC. 2010; 54:5399-5402 Nicotine (pyridine) binds and inhibits nicotine acetylcholine receptors in the eye, muscle, liver and brain a3b2 & abde a7 & a3b4 Nicotine a7 a3b4

Differentiation from Ketek: Biology Reflects Chemistry Telithromycin vs. Solithromycin 1,2,3-triazole ring = Improved stability Aminophenyl = No pyridine effect Increased potency Fluoro = Third ribosome binding site = Activity against resistant strains Pyridine= Nicotinic acetylcholine receptor antagonist – Visual, muscle and liver effect Imidazole= Metabolically unstable Less bioavailable drug